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                                                                     EXHIBIT 23a

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 1, 2000 included or incorporated by reference in Washington Gas Light Company's Form 10-K for the year ended September 30, 2000 and to all references to our Firm included in this registration statement.

                                             ARTHUR ANDERSEN LLP

Vienna, VA
April 10, 2001